UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 17, 2009

Law Enforcement Associates Corporation

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-32565	56-2267438
(Commission File Number)	(IRS Employer Identification No.)

2609 Discovery Drive Suite 125, Raleigh, North Carolina	27616
(Address of principal executive offices)	(Zip Code)

(919) 872-6210

(Issuer’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On or about November 17, 2009, Mr. Paul Feldman, former CEO of Law Enforcement Associates Corporation (the “Company” or “LEA”), filed a complaint letter (the “DOL Letter”) against the Company before the U.S. Department of Labor (“DOL”). Also at such time, attorneys for Mr. Feldman filed a related Complaint for Relief (the “Complaint”) with the DOL. In the DOL Letter and the Complaint, Mr. Feldman alleges that the Company violated the employee whistleblower protection provisions of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1514A (“SOX”). Mr. Feldman alleges that he was fired on August 27, 2009 in retaliation for disclosing information to, and participating in investigations by, federal authorities relating to conduct by the Company that he believed violated federal law and Securities and Exchange Commission (“SEC”) rules. The DOL Letter is attached as Exhibit 99.1 and is incorporated into this item by reference.

Among other things, he alleges the following:

•

That during Mr. Feldman’s tenure as CEO of the Company, in 2007, the Company sold receivers and video equipment to a company called Safesource, which in turn sold the equipment to police in the Dominican Republic. Mr. Feldman alleges that John Carrington, a former majority shareholder of LEA, owned 50% of Safesource, and in 2005 had been placed on the “Export Denial List” for five years, making it illegal for Safesource to consummate the export transactions. Mr. Feldman further alleges that he reported the possible export violation to LEA’s Board on December 27, 2007, and that the members of the Board subsequently disclosed information to Carrington. He indicates that he then became involved with an investigation of the matter by the Bureau of Industry and Security, a division of the Department of Commerce, and subsequently refused to disclose any details of these activities to the Board. In essence, Mr. Feldman alleges that the export of LEA equipment by Safesource, and the activities of the Board and counsel to “discredit, undermine, intimidate and retaliate against” him, amounted to illegal conduct.

•

That the Company has violated SEC rules and regulations by not reporting the purported risks to the Company posed by the ongoing government investigations concerning Safesource and Carrington, as well as not reporting other allegations contained in the DOL Letter.

•	That the Company’s new general counsel beginning in December 2007 falsified Board minutes concerning the Safesource matter in draft minutes circulated to Mr. Feldman and other members of the Board.

•

That, based simply on the names on a Non-Objecting Beneficial Owner list, Mr. Anthony Rand, Chairman of the Board engaged in insider trading of LEA’s stock in 2004 and 2005 with numerous other N.C. politicians. Mr. Feldman also alleges that Mr. Rand had engaged in insider trading with another public company (First Citizens Bank), and intended to implement a scheme to manipulate the price of the Company’s stock in the future, and that Mr. Feldman and Marty Perry, former Vice President of Sales, had provided this information to the United States Attorney in Raleigh and to the FBI and the IRS.

•	That the Company violated SEC rules and regulations in refusing to provide financial statements, check book registers, draft Board minutes and other documents to Mr. Feldman.

•	That the Company engaged in “mail and/or wire fraud” by compensating the Company’s new general counsel for legal work Mr. Feldman alleges was personal legal work previously performed for Mr. Rand.

Mr. Feldman’s allegations are set forth in their entirety in the DOL Letter attached as Exhibit 99.1.

As relief, Mr. Feldman is seeking: reinstatement as President and CEO of the Company, or in the alternative full front pay and benefits; economic damages for lost compensation and damages to his career, reputation and earning capacity; compensatory damages; and costs and attorney’s fees. No specific amount of damages is being sought. The Complaint is under review by the DOL.

In a separate matter, on November 23, 2009, the Company was informed by one of the law firms representing Mr. Feldman that he had filed an Americans with Disabilities Act claim against the Company with the Equal Employment Opportunity Commission. In the claim, Mr. Feldman indicates that he was terminated while experiencing a “mini-stroke.” The Company denies that Mr. Feldman’s mini-stroke played any role in the decision to terminate Mr. Feldman, or that he or anyone acting on his behalf requested any accommodation for Mr. Feldman prior to the Board’s voting to terminate his employment with the Company.

Mr. Feldman was removed by the Board on August 27, 2009 as President, CEO and Treasurer of the Company for insubordination, failure to properly communicate with the Board in violation of Company policy in the face of poor performance, and the Board’s loss of confidence in Mr. Feldman’s ability to properly manage the Company. He remains a Director. Management and the Company’s Board believe Mr. Feldman’s claims are groundless, and are an attempt by a disgruntled former executive to seek retribution from the Company.

We intend to vigorously defend against these actions. Again, the Company does not believe the allegations made by Mr. Feldman in the DOL Letter or Complaint have any merit, nor does the Company believe the resolution of these matters will have any material effect upon the financial statements or other information contained in its reports to the SEC. Nonetheless, in an abundance of caution, management has engaged separate independent legal counsel to conduct an investigation of all allegations and to defend the Company in these matters.

Forward-Looking and Cautionary Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Among other things, these statements relate to our financial condition, results of operations and future business plans, operations, opportunities and prospects. In addition, we and our representatives may from time to time make written or oral forward-looking statements, including statements contained in filings with the Securities and Exchange Commission and in our reports to stockholders. These forward-looking statements are generally identified by the words or phrases “may,” “could,” “should,” “expect,” “anticipate,” “plan,” “believe,” “seek,” “estimate,” “predict,” “project” or words of similar import. These forward-looking statements are based upon our current knowledge and assumptions about future events and involve risks and uncertainties that could cause our actual results, performance or achievements to be materially different from any anticipated results, prospects, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are not guarantees of future performance. Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date that we make them. We do not undertake to update any forward-looking statement that may be made from time to time by or on our behalf. In our most recent Form 10-K, we have included risk factors and uncertainties that might cause differences between anticipated and actual future results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Letter from Paul Feldman to the Department of Labor dated November 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAW ENFORCEMENT ASSOCIATES CORPORATION

By:	/S/ PAUL BRIGGS
Paul Briggs
Chief Financial Officer

Dated: December 1, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter from Paul Feldman to the Department of Labor dated November 17, 2009